UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  June 15, 2004

Commission File Number 1-8097

ENSCO International Incorporated (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation) 500 North Akard Street Suite 4300 Dallas, Texas (Address of principal executive offices)	76-0232579 (I.R.S. Employer Identification No.) 75201-3331 (Zip Code)
Registrant's telephone number, including area code: (214) 397-3000

Item 9. Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a Contract Status of Offshore Rig Fleet report of ENSCO International Incorporated as of June 15, 2004.

EXHIBIT INDEX

Exhibit No.	Document

99.1	Contract Status of Offshore Rig Fleet report of ENSCO International Incorporated as of June 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO International Incorporated

Date: June 15, 2004	/s/ H. E. MALONE, JR. H. E. Malone, Jr. Vice President

/s/ DAVID A. ARMOUR David A. Armour Controller